Notes Payable	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
Notes Payable

(11) Notes Payable

In March 2014, the Company issued two seller notes payable in connection with the acquisition of Vocal. The notes had an aggregate principal amount of $2.7 million, scheduled to mature on September 13, 2015 in the amount of $2.1 million and December 31, 2015 in the amount of $0.6 million. Both notes have a stated interest rate of 2.5%. The notes were recorded at their estimated fair value of $2.5 million at the issuance date, and imputed interest will be accreted to non-cash interest expense to the maturity date, using a 5.25% interest rate. At December 31, 2015, the carrying value of the notes was $0.5 million. The former owner of Vocal was retained as an employee of the Company; however, the former owner’s employment ended in 2015. The final note payable was repaid in January 2016.

In December 2014, the Company issued a note payable to the seller in connection with the acquired technology of CareConverge. The note has an aggregate principal amount of $1.5 million, scheduled to mature on December 15, 2015, and has no stated interest rate. The note was recorded at its estimated fair value of $1.4 million at the acquisition date, and imputed interest will be accreted to non-cash interest expense to the maturity date, using a 5.25% interest rate. At December 31, 2015, the carrying value of the note was $1.5 million. The former majority owner of CareConverge was retained as an employee of the Company, however the former owner’s employment ended in 2016. The note was paid in full in January 2016.

Interest cost incurred and charged to expense related to the notes payable was $0 and $0.2 million for the years ended December 31, 2016 and 2015, respectively.